UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3430

Oppenheimer U.S. Government Trust

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 8/31/2012

Item 1.	Reports to Stockholders.

8	31	2012

ANNUAL REPORT

Oppenheimer U.S. Government Trust

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/12

	Class A Shares of the Fund		Barclays Capital U.S. Government Bond Index
	Without Sales Charge	With Sales Charge
1-Year	5.77%	0.75%	4.80%
5-Year	5.55	4.53	6.20
10-Year	4.53	4.02	5.01

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment.

Management’s Discussion of Fund Performance

In the midst of a volatile market environment, the Fund’s Class A shares (without sales charge) produced a total return of 5.77%. The Fund outperformed its benchmark, the Barclays Capital U.S. Government Bond Index (the “Index”), which returned 4.80% over the same period. The Fund’s focus on carry, or additional yield, by maintaining positions that can potentially boost income above that of the benchmark, benefited performance this period.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

OPPENHEIMER U.S. GOVERNMENT TRUST	1

MARKET OVERVIEW

The reporting period was defined by bouts of strength and weakness in the markets, with bonds and stocks in the U.S. generally experiencing gains despite sustained macroeconomic concerns. The period began in the midst of deteriorating investor sentiment throughout the world. In Europe, Greece moved closer to defaulting on its sovereign debt, and the crisis spread to other members of the European Union. Economic data proved disappointing in the United States, and a contentious political debate about government spending and borrowing culminated in the credit-rating agency Standard & Poor’s downgrading its assessment of long-term U.S. government debt, a move unprecedented in U.S. history. A torrid economic expansion in China produced an acceleration of inflation, requiring remedial measures from Chinese policymakers that threatened to dampen domestic economic growth and demand for goods and services from other nations.

Better U.S. economic data in the fall of 2011 increased risk appetite as investors looked forward to better market conditions. Investors also were encouraged by apparent progress in Europe, where the European Central Bank launched dual Long-Term Refinancing Operations to prevent a more severe crisis in the region’s banking system. China also seemed to make progress in taming inflationary pressures, and while its growth slowed in 2012, its economic expansion remained intact. These developments helped further boost global investors’ appetite for risk during the first quarter of 2012.

Investor sentiment weakened again in the second quarter, as fears over the European debt crises re-emerged. Perhaps most worrisome of all to investors was the possibility of Greece pulling out of the euro and its ramifications for the future of the Eurozone and its common currency. In the U.S., slower than expected first quarter growth also contributed to a sell-off in the U.S. stock market. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs. However, the period closed on a positive note for the markets, which rallied over the summer of 2012. The results of elections in Greece and continued efforts by European policymakers to stabilize the situation in the region appeared to soothe market jitters slightly in the final months of the period. In addition, U.S. economic data have indicated continued modest growth.

FUND PERFORMANCE

The Fund’s exposure to spread products—residential mortgage-backed securities (RMBS), commercial-backed mortgage-backed securities (CMBS) and asset-backed securities (ABS)—at the expense of government debt helped returns during the period. Although mortgage rates hit historic lows during the period, many qualified borrowers already took the opportunity to refinance, while many other borrowers were ineligible

2	OPPENHEIMER U.S. GOVERNMENT TRUST

to refinance as their mortgages were underwater. However, in the summer of 2012, the effects of the U.S. Government’s Home Affordable Refinance Program (HARP) and lower rates could be seen in the market. Throughout that time there was a noticeable increase in prepayment speeds in higher coupon mortgage securities. In response to this we adjusted the portfolio in two ways. First, we initiated an overweight in current coupon 15-year RMBS as these borrowers are unlikely to refinance since they are already the beneficiaries of historically low rates. Additionally, we reduced our exposure to higher coupon 30-year RMBS in favor of lower coupon 30-year mortgage securities.

While our focus on spread products over government debt benefited Fund performance this period, U.S. Treasuries did produce positive returns for the Index, and so our limited exposure to them was the primary detractor from relative performance.

Krishna Memani Portfolio Manager

OUTLOOK

Given the recent spate of weaker economic news globally and the ongoing crisis in Europe, we are cognizant that headwinds exist for risk-based assets. In the U.S., the upcoming congressional and presidential elections may provide some additional volatility especially given the contentious debate over entitlements, taxes, and the deficit. Markets seemed to welcome Operation Twist, and the Federal Reserve’s introduction of QE3 after the reporting period ended confirmed our belief in the central bank’s willingness to take action. In this environment, we remain focused on seeking outperformance versus the benchmark while attempting to mitigate the effects of volatility. Such a macro environment is behind our bias to be overweight domestic spread products at the expense of low-yielding U.S. Treasuries.

Peter A. Strzalkowski Portfolio Manager

OPPENHEIMER U.S. GOVERNMENT TRUST	3

Top Holdings and Allocations

PORTFOLIO ALLOCATION
Mortgage-Backed Obligations:
Government Agency	50.2%
Non-Agency	5.2
U.S. Government Obligations	35.8
Short-Term Notes	7.4
Asset-Backed Securities	1.4
Options Purchased	—	*
Swaptions Purchased	—	*

*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2012, and are based on the total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	95.4%
AA	0.8
A	2.2
BB	0.1
B	0.4
CCC	0.6
CC	0.5
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of August 31, 2012, and are subject to change. Except for certain securities issued or guaranteed by a sovereign entity, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

4	OPPENHEIMER U.S. GOVERNMENT TRUST

AVERAGE ANNUAL RETURNS WITHOUT SALES CHARGE

	Inception Date	1-Year	5-Year	10-Year
Class A (OUSGX)	8/16/85	5.77%	5.55%	4.53%
Class B (UGTBX)	7/21/95	4.98%	4.77%	4.06%
Class C (OUSCX)	12/1/93	4.87%	4.77%	3.74%
Class N (OUSNX)	3/1/01	5.50%	5.29%	4.25%
Class Y (OUSYX)	5/18/98	6.02%	5.85%	4.88%

AVERAGE ANNUAL RETURNS WITH SALES CHARGE
	Inception Date	1-Year	5-Year	10-Year
Class A	8/16/85	0.75%	4.53%	4.02%
Class B	7/21/95	–0.02%	4.44%	4.06%
Class C	12/1/93	3.87%	4.77%	3.74%
Class N	3/1/01	4.50%	5.29%	4.25%
Class Y	5/18/98	6.02%	5.85%	4.88%

STANDARDIZED YIELDS
For the 30 Days Ended 8/31/12
Class A		1.28%
Class B		0.60%
Class C		0.60%
Class N		1.09%
Class Y		1.56%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

OPPENHEIMER U.S. GOVERNMENT TRUST	5

Standardized yield is based on net investment income for the 30-day period ended 8/31/12 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class N and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to that of the Barclays Capital U.S. Government Bond Index, an unmanaged market-weighted index of U.S. government securities with maturities of 1 year or more. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

6	OPPENHEIMER U.S. GOVERNMENT TRUST

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER U.S. GOVERNMENT TRUST	7

Actual	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During 6 Months Ended August 31, 2012
Class A	$1,000.00	$1,030.20	$4.60
Class B	1,000.00	1,026.30	8.44
Class C	1,000.00	1,025.30	8.43
Class N	1,000.00	1,028.90	5.88
Class Y	1,000.00	1,032.50	3.33

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.61	4.58
Class B	1,000.00	1,016.84	8.40
Class C	1,000.00	1,016.84	8.40
Class N	1,000.00	1,019.36	5.85
Class Y	1,000.00	1,021.87	3.31

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended August 31, 2012 are as follows:

Class	Expense Ratios
Class A	0.90%
Class B	1.65
Class C	1.65
Class N	1.15
Class Y	0.65

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

8	OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS    August 31, 2012

	Principal Amount	Value
Asset-Backed Securities—1.9%
Ally Auto Receviables Trust, Automobile Receivables Nts., Series 2012-2, Cl. C, 2.26%, 7/16/18[1]	$3,730,000	$3,786,780
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivable Nts., Series 2012-1, Cl. C, 2.67%, 1/8/18	775,000	797,794
Avis Budget Rental Car Funding AESOP LLC, Automobile Receivable Nts., Series 2010-3A, Cl. A, 4.64%, 5/20/16[1]	2,870,000	3,116,259
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	1,930,000	1,979,889
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15[1]	2,750,000	2,756,243
Santander Drive Auto Receivables Trust 2010-B, Automobile Receivables Nts., Series 2010-B, Cl. C, 3.02%, 10/17/16[1]	2,575,000	2,625,072
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[2]	589,177	590,927
Santander Drive Auto Receivables Trust 2012-5, Automobile Receivables Nts., Series 2012-5, Cl. C, 2.70%, 8/15/18	2,360,000	2,370,218
Structured Asset Securities Corp., Interest-Only Stripped Pass-Through Certificates, Series 2002-AL1, Cl. AIO, 19.867%, 2/25/32[3]	7,761,736	664,276
World Financial Network Credit Card Master Note Trust, Credit Card Receivables, Series 2012-B, Cl. A, 1.76%, 5/17/21	1,025,000	1,031,806

Total Asset-Backed Securities (Cost $19,678,470)		19,719,264
Mortgage-Backed Obligations—74.3%
Government Agency—67.3%
FHLMC/FNMA/FHLB/Sponsored—64.1%
Federal Home Loan Mortgage Corp.:
4.50%, 5/1/19	89,800	95,399
4.50%, 9/1/42[4]	18,250,000	19,647,979
5%, 7/15/33-6/15/34	2,364,590	2,605,745
5.50%, 9/1/39	5,921,625	6,483,523
6%, 1/1/22-7/15/24	2,215,163	2,442,191
6.50%, 4/15/18-4/1/34	1,527,592	1,687,301
7%, 8/15/16-3/1/35	4,153,591	4,943,796
7.50%, 9/15/12-2/15/32	2,330,095	2,857,427
8%, 4/1/16	276,313	297,229
9%, 8/1/22-5/1/25	96,364	111,604
11.50%, 6/15/20-12/3/20	45,266	46,776
12.50%, 7/15/19	6,518	6,973
13%, 8/15/15	9,019	9,601
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21	34,746	40,023
Series 1644, Cl. S, 2.566%, 12/15/23[5]	4,576,115	4,871,259
Series 2006-11, Cl. PS, 23.703%, 3/25/36[5]	683,026	1,037,728
Series 2043, Cl. ZP, 6.50%, 4/15/28	2,495,743	2,888,156
Series 2116, Cl. ZA, 6%, 1/15/29	1,580,585	1,781,315
Series 2148, Cl. ZA, 6%, 4/15/29	2,529,563	2,846,186
Series 2220, Cl. PD, 8%, 3/15/30	145,240	173,246

OPPENHEIMER U.S. GOVERNMENT TRUST	9

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2326, Cl. ZP, 6.50%, 6/15/31	$281,933	$326,585
Series 2344, Cl. FP, 1.19%, 8/15/31[5]	422,568	432,259
Series 2368, Cl. PR, 6.50%, 10/15/31	1,205,506	1,396,486
Series 2427, Cl. ZM, 6.50%, 3/15/32	1,081,841	1,254,955
Series 2451, Cl. FD, 1.24%, 3/15/32[5]	292,228	299,206
Series 2461, Cl. PZ, 6.50%, 6/15/32	676,468	784,625
Series 2464, Cl. FI, 1.24%, 2/15/32[5]	297,070	302,992
Series 2465, Cl. PG, 6.50%, 6/15/32	928,600	1,076,206
Series 2470, Cl. LF, 1.24%, 2/15/32[5]	297,944	303,884
Series 2471, Cl. FD, 1.24%, 3/15/32[5]	433,995	442,634
Series 2500, Cl. FD, 0.74%, 3/15/32[5]	479,320	484,260
Series 2517, Cl. GF, 1.24%, 2/15/32[5]	236,122	240,829
Series 2526, Cl. FE, 0.64%, 6/15/29[5]	596,650	600,557
Series 2530, Cl. FD, 0.74%, 2/15/32[5]	613,058	618,872
Series 2538, Cl. F, 0.84%, 12/15/32[5]	652,157	658,723
Series 2551, Cl. FD, 0.64%, 1/15/33[5]	404,769	407,624
Series 2551, Cl. LF, 0.74%, 1/15/33[5]	34,181	34,443
Series 2668, Cl. AZ, 4%, 9/1/18	577,323	610,952
Series 3015, Cl. GM, 5%, 8/1/35	8,440,000	9,640,632
Series 3134, Cl. FA, 0.54%, 3/15/36[5]	8,291,140	8,318,041
Series 3465, Cl. HA, 4%, 7/1/17	365,865	377,748
Series 3617, Cl. DC, 4%, 7/1/27	3,794,305	3,907,527
Series 3676, Cl. DA, 4%, 4/1/22	903,196	911,420
Series 3822, Cl. JA, 5%, 6/1/40	3,007,383	3,162,254
Series 3848, Cl. WL, 4%, 4/1/40	2,503,076	2,640,882
Series 3917, Cl. BA, 4%, 6/1/38	3,506,085	3,712,708
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 12.764%, 2/1/28[3]	160,749	32,519
Series 205, Cl. IO, 13.735%, 9/1/29[3]	1,097,883	278,568
Series 206, Cl. IO, 0%, 12/1/29[3,6]	303,309	78,613
Series 2074, Cl. S, 58.261%, 7/17/28[3]	239,435	43,547
Series 2079, Cl. S, 67.547%, 7/17/28[3]	408,863	74,532
Series 2122, Cl. S, 41.266%, 2/15/29[3]	1,372,221	295,328
Series 2304, Cl. SK, 48.046%, 6/15/29[3]	1,360,529	288,202
Series 243, Cl. 6, 0%, 12/15/32[3,6]	481,828	114,045
Series 2493, Cl. S, 62.199%, 9/15/29[3]	324,840	68,093
Series 2526, Cl. SE, 42.228%, 6/15/29[3]	529,172	103,269
Series 2531, Cl. ST, 42.755%, 2/15/30[3]	7,290	52
Series 2795, Cl. SH, 18.501%, 3/15/24[3]	3,802,420	628,313
Series 2802, Cl. AS, 77.608%, 4/15/33[3]	309,903	17,383
Series 2819, Cl. S, 57.049%, 6/15/34[3]	5,075,844	1,093,283
Series 2920, Cl. S, 65.814%, 1/15/35[3]	3,007,712	587,639
Series 2922, Cl. SE, 10.865%, 2/15/35[3]	708,549	161,472
Series 3004, Cl. SB, 99.999%, 7/15/35[3]	4,367,158	770,565
Series 3201, Cl. SG, 5.82%, 8/15/36[3]	1,875,806	298,304
Series 3450, Cl. BI, 13.563%, 5/15/38[3]	5,162,531	793,221
Series 3606, Cl. SN, 9.38%, 12/15/39[3]	1,115,734	193,596
Series 3659, Cl. IE, 7.092%, 3/1/19[3]	5,467,447	490,462
Series 3662, Cl. SM, 25.461%, 10/15/32[3]	3,884,971	563,015
Series 3685, Cl. EI, 12.423%, 3/1/19[3]	4,815,730	367,997
Series 3736, Cl. SN, 7.162%, 10/15/40[3]	7,803,026	1,250,184
Federal Home Loan Mortgage Corp., Mtg.-Linked Global Debt Securities, 2.06%, 1/15/22	8,140,338	8,327,731

10	OPPENHEIMER U.S. GOVERNMENT TRUST

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Stripped Mtg.-Backed Security, Series 237, Cl. F16, 0.74%, 5/15/36[5]	$4,219,449	$4,248,750
Federal National Mortgage Assn.: 2.50%, 9/1/27[4]	59,615,000	61,943,711
2.783%, 10/1/36[5]	11,302,657	12,104,168
3.50%, 9/1/42[4]	46,235,000	49,030,770
4%, 9/1/18-10/1/18	7,824,675	8,436,868
4.50%, 5/25/18-12/1/20	13,098,581	14,166,289
4.50%, 9/1/42[4]	42,735,000	46,253,958
5%, 12/1/17-6/25/22	16,720,425	18,216,121
5%, 9/1/42[4]	9,657,000	10,547,257
5.50%, 1/1/36	1,099,666	1,213,524
5.50%, 9/1/27-9/1/42[4]	18,554,000	20,309,063
6%, 6/25/30-3/1/37	17,664,276	19,668,701
6%, 9/1/42[4]	1,750,000	1,928,350
6.50%, 6/25/17-1/1/34	12,154,917	14,047,682
7%, 11/1/17-11/25/35	8,705,742	10,348,023
7.50%, 2/25/27-8/25/33	6,604,388	8,057,386
8%, 12/25/22	19,948	23,787
8.50%, 7/1/32	35,584	44,412
11%, 7/25/16	13,301	14,950
11.50%, 11/25/15	13,027	13,371
Federal National Mortgage Assn., 15 yr.: 3%, 9/1/27[4]	84,850,000	89,530,012
3.50%, 9/1/27[4]	6,430,000	6,837,903
Federal National Mortgage Assn., 30 yr., 4%, 9/1/42[4]	46,055,000	49,386,789
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Trust 1992-161, Cl. H, 7.50%, 9/25/22	2,736,233	3,208,439
Trust 1992-34, Cl. G, 8%, 3/25/22	1,539	1,537
Trust 1993-87, Cl. Z, 6.50%, 6/25/23	808,326	923,995
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	636,574	731,956
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	2,621,771	3,043,952
Trust 2001-69, Cl. PF, 1.236%, 12/25/31[5]	661,040	674,460
Trust 2002-29, Cl. F, 1.236%, 4/25/32[5]	315,451	321,901
Trust 2002-52, Cl. FD, 0.736%, 9/25/32[5]	401,435	405,612
Trust 2002-59, Cl. F, 0.636%, 9/25/32[5]	1,030,771	1,036,947
Trust 2002-60, Cl. FH, 1.236%, 8/25/32[5]	582,739	594,303
Trust 2002-64, Cl. FJ, 1.236%, 4/25/32[5]	97,103	99,089
Trust 2002-68, Cl. FH, 0.737%, 10/18/32[5]	190,719	192,576
Trust 2003-111, Cl. HF, 0.636%, 5/25/30[5]	549,446	549,840
Trust 2003-112, Cl. AN, 4%, 11/1/18	1,297,910	1,373,433
Trust 2003-116, Cl. FA, 0.636%, 11/25/33[5]	283,371	285,527
Trust 2003-119, Cl. FK, 0.736%, 5/25/18[5]	8,590,466	8,642,641
Trust 2003-130, Cl. CS, 13.629%, 12/25/33[5]	411,395	505,431
Trust 2003-26, Cl. XF, 0.686%, 3/25/23[5]	1,842,250	1,851,746
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	3,165,000	3,516,571
Trust 2003-89, Cl. XF, 0.636%, 11/25/32[5]	144,306	144,386
Trust 2004-72, Cl. FB, 0.736%, 9/25/34[5]	1,973,280	1,987,199
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44	2,108,341	2,442,011
Trust 2005-104, Cl. MC, 5.50%, 12/25/25	4,700,000	5,209,823
Trust 2005-25, Cl. PS, 27.124%, 4/25/35[5]	2,359,732	4,113,089
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	2,280,000	2,866,260

OPPENHEIMER U.S. GOVERNMENT TRUST	11

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	$2,731,211	$2,817,259
Trust 2006-46, Cl. SW, 23.336%, 6/25/36[5]	437,459	663,950
Trust 2006-50, Cl. KS, 23.337%, 6/25/36[5]	922,662	1,396,466
Trust 2006-50, Cl. SK, 23.337%, 6/25/36[5]	1,604,409	2,565,685
Trust 2007-42, Cl. A, 6%, 2/1/33	1,759,846	1,824,946
Trust 2007-9, Cl. LE, 5.50%, 3/25/37	2,000,000	2,483,543
Trust 2008-14, Cl. BA, 4.25%, 3/1/23	568,408	604,560
Trust 2009-114, Cl. AC, 2.50%, 12/1/23	2,812,741	2,904,850
Trust 2009-36, Cl. FA, 1.176%, 6/25/37[5]	3,156,182	3,207,318
Trust 2011-122, Cl. EA, 3%, 11/1/29	3,592,352	3,687,445
Trust 2011-122, Cl. EC, 1.50%, 1/1/20	7,327,818	7,457,726
Trust 2011-15, Cl. DA, 4%, 3/1/41	2,514,192	2,697,199
Trust 2011-3, Cl. KA, 5%, 4/1/40	2,427,856	2,630,294
Trust 2011-6, Cl. BA, 2.75%, 6/1/20	3,605,994	3,750,191
Trust 2011-88, Cl. AB, 2.50%, 9/1/2[6]	2,241,135	2,324,197
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 33.161%, 11/18/31[3]	1,169,899	240,418
Trust 2001-63, Cl. SD, 32.856%, 12/18/31[3]	439,237	88,248
Trust 2001-68, Cl. SC, 23.298%, 11/25/31[3]	284,559	58,140
Trust 2001-78, Cl. JS, 0.759%, 8/25/41[3]	2,918,667	460,224
Trust 2001-81, Cl. S, 26.226%, 1/25/32[3]	288,065	64,154
Trust 2002-28, Cl. SA, 38.598%, 4/25/32[3]	272,481	58,101
Trust 2002-38, Cl. SO, 53.27%, 4/25/32[3]	424,064	86,025
Trust 2002-39, Cl. SD, 42.949%, 3/18/32[3]	448,195	102,601
Trust 2002-41, Cl. S, 71.309%, 7/25/32[3]	1,537,355	342,508
Trust 2002-48, Cl. S, 33.458%, 7/25/32[3]	432,563	93,936
Trust 2002-52, Cl. SD, 41.226%, 9/25/32[3]	401,435	92,220
Trust 2002-52, Cl. SL, 36.631%, 9/25/32[3]	278,891	61,000
Trust 2002-53, Cl. SK, 41.648%, 4/25/32[3]	279,571	57,073
Trust 2002-56, Cl. SN, 35.422%, 7/25/32[3]	591,066	128,443
Trust 2002-77, Cl. IS, 48.228%, 12/18/32[3]	722,480	146,947
Trust 2002-77, Cl. JS, 27.305%, 12/18/32[3]	1,877,592	355,429
Trust 2002-77, Cl. SA, 24.839%, 12/18/32[3]	1,389,440	259,805
Trust 2002-77, Cl. SH, 41.434%, 12/18/32[3]	403,404	76,957
Trust 2002-9, Cl. MS, 30.264%, 3/25/32[3]	475,238	90,506
Trust 2003-23, Cl. ES, 51.647%, 10/25/22[3]	2,261,288	131,958
Trust 2003-25, Cl. IK, 28.422%, 4/1/33[3]	6,520,958	1,521,954
Trust 2003-33, Cl. SP, 36.416%, 5/25/33[3]	1,131,098	151,953
Trust 2003-4, Cl. S, 31.471%, 2/25/33[3]	693,417	111,227
Trust 2003-89, Cl. XS, 99.999%, 11/25/32[3]	387,713	10,726
Trust 2004-65, Cl. SA, 84.993%, 5/25/23[3]	1,144,560	49,610
Trust 2005-12, Cl. SC, 12.86%, 3/25/35[3]	356,929	75,175
Trust 2005-14, Cl. SE, 46.541%, 3/25/35[3]	2,757,554	465,799
Trust 2005-40, Cl. SB, 67.704%, 5/25/35[3]	2,066,983	424,901
Trust 2005-5, Cl. SD, 12.214%, 1/25/35[3]	926,966	168,221
Trust 2005-6, Cl. SE, 21.652%, 2/25/35[3]	3,548,375	609,402
Trust 2005-71, Cl. SA, 62.899%, 8/25/25[3]	1,884,480	299,299
Trust 2006-51, Cl. SA, 41.702%, 6/25/36[3]	3,080,967	460,777
Trust 2007-77, Cl. SB, 40.042%, 12/25/31[3]	1,532,486	19,513
Trust 2007-88, Cl. XI, 35.607%, 6/25/37[3]	1,698,601	298,498
Trust 2008-46, Cl. EI, 14.367%, 6/25/38[3]	5,230,864	896,063
Trust 2008-55, Cl. SA, 21.547%, 7/25/38[3]	1,997,001	290,876

12	OPPENHEIMER U.S. GOVERNMENT TRUST

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2009-8, Cl. BS, 20.941%, 2/25/24[3]	$2,682,947	$278,549
Trust 2010-95, Cl. DI, 9.161%, 11/1/20[3]	7,159,570	607,417
Trust 2011-84, Cl. IG, 5.043%, 8/1/13[3]	7,356,409	117,650
Trust 221, Cl. 2, 40.419%, 5/1/23[3]	938,389	212,219
Trust 252, Cl. 2, 39.782%, 11/1/23[3]	449,602	105,246
Trust 303, Cl. IO, 37.602%, 11/1/29[3]	3,676,739	914,228
Trust 319, Cl. 2, 23.19%, 2/1/32[3]	918,613	171,963
Trust 321, Cl. 2, 5.982%, 4/1/32[3]	1,254,087	243,491
Trust 324, Cl. 2, 1.645%, 7/1/32[3]	543,649	104,799
Trust 328, Cl. 2, 0%, 12/1/32[3,6]	3,627,325	720,106
Trust 334, Cl. 12, 0%, 2/1/33[3,6]	1,923,600	367,968
Trust 339, Cl. 7, 0%, 7/1/33[3,6]	1,694,999	234,608
Trust 351, Cl. 10, 15.458%, 4/1/34[3]	1,424,973	202,762
Trust 351, Cl. 8, 0%, 4/1/34[3,6]	1,281,915	184,675
Trust 356, Cl. 10, 0%, 6/1/35[3,6]	1,020,151	145,289
Trust 356, Cl. 12, 0%, 2/1/35[3,6]	505,717	70,058
Trust 362, Cl. 13, 0%, 8/1/35[3,6]	861,897	148,217
Trust 364, Cl. 15, 0%, 9/1/35[3,6]	1,341,604	196,746
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 327, Cl. 1, 11.169%, 9/1/32[7]	244,305	218,741
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1995-2B, Cl. 2IO, 24.371%, 6/15/25[3]	4,680,435	109,176

		661,053,487
GNMA/Guaranteed—1.1%
Government National Mortgage Assn.:
1.75%, 5/9/17[5]	9,578	9,988
5%, 11/1/34	445,050	466,009
6.50%, 11/29/23-12/30/23	63,412	72,999
7%, 1/29/28-2/8/30	380,646	458,570
7.50%, 3/2/22-11/29/26	206,424	231,617
8%, 9/29/16-8/29/28	43,330	45,898
8.50%, 8/1/17-12/15/17	160,723	172,427
9.50%, 7/30/18-12/30/19	5,843	5,880
10%, 8/29/17-8/30/19	47,012	48,273
10.50%, 12/30/15-12/30/20	111,010	117,283
11%, 11/8/19-8/8/20	99,066	105,329
12%, 3/30/14	1,259	1,268
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29	3,645,992	4,458,985
Series 2000-12, Cl. ZA, 8%, 2/16/30	899,080	1,087,109
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Series 1998-19, Cl. SB, 67.927%, 7/16/28[3]	871,535	162,497
Series 1998-6, Cl. SA, 82.346%, 3/16/28[3]	526,252	96,171
Series 2007-17, Cl. AI, 22.033%, 4/16/37[3]	4,070,333	911,497
Series 2010-111, Cl. GI, 28.396%, 9/1/13[3]	31,058,510	511,695
Series 2011-52, Cl. HS, 9.436%, 4/16/41[3]	6,416,552	1,821,342

		10,784,837

OPPENHEIMER U.S. GOVERNMENT TRUST	13

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Other Agency—2.1%
NCUA Guaranteed Notes Trust 2010-C1, Gtd. Nts.: Series 2010-C1, Cl. A1, 1.60%, 10/29/20	$2,025,914	$2,055,037
Series 2010-C1, Cl. A2, 2.90%, 10/29/20	4,345,000	4,645,077
Series 2010-C1, Cl. APT, 2.65%, 10/29/20	4,786,346	5,046,604
NCUA Guaranteed Notes Trust 2010-R1, Gtd. Nts., Series 2010-R1, Cl. 1A, 0.694%, 10/7/20[5]	3,821,338	3,838,534
NCUA Guaranteed Notes Trust 2010-R3, Gtd. Nts.:
Series 2010-R3, Cl. 2A, 0.806%, 12/8/20[5]	3,129,676	3,153,149
Series 2010-R3, Cl. 3A, 2.40%, 12/8/20	2,871,959	2,940,886
		21,679,287
Non-Agency—7.0%
Commercial—5.2%
BCAP LLC Trust, Mtg. Pass-Through Certificates:
Series 2012-RR2, Cl. 6A3, 2.928%, 9/1/35[1,5]	3,910,818	3,913,811
Series 2012-RR6, Cl. 1A5, 2.243%, 11/1/36[2]	3,912,553	3,885,561
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 99.999%, 6/15/24[2,3]	5,124,614	248,031
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	4,274,180	4,375,059
Citigroup Mortgage Loan Trust, Inc. 2006-AR1, Mtg.-Backed Pass-Through Certificates, Series 2006-AR1, Cl. 1A1, 2.53%, 10/25/35[5]	5,769,438	4,895,262
Citigroup Mortgage Loan Trust, Inc. 2012-8, Mtg. Pass-Through Certificates, Series 2012-8, Cl. 1A1, 2.647%, 10/1/35[2,5]	4,824,993	4,812,931
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.885%, 9/1/20[1,3]	23,017,390	1,482,285
FDIC Trust, Commerical Mtg. Pass-Through Certificates, Series 2012-C1, Cl. A, 0.841%, 5/1/35[2]	6,283,725	6,296,983
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. A4, 5.736%, 12/1/49	5,040,000	5,782,468
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	1,321,918	1,308,106
Heller Financial Commercial Mortgage Asset Corp., Interest-Only Commercial Mtg. Obligations, Series 2000-PH1, Cl. X, 50.224%, 1/17/34[1,3]	12,843,562	137,683
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[1]	735,566	742,512
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LD11, Commercial Mtg. Pass-Through Certificates, Series 2007-LD11, Cl. A4, 6.003%, 6/1/49[5]	3,550,000	4,054,253
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LDP11, Commercial Mtg. Pass-Through Certificates, Series 2007-LDP11, Cl. ASB, 6.003%, 6/1/49[5]	2,234,042	2,443,313
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates, Series 2006-A7, Cl. 2A2, 2.715%, 1/1/37[5]	661,090	502,210
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24[1]	190,379	170,878

14	OPPENHEIMER U.S. GOVERNMENT TRUST

	Principal Amount	Value
Commercial Continued
Sequoia Mortgage Trust, Mtg. Pass-Through Certificates, Series 2012-2, Cl. A2, 3.50%, 3/1/42	$2,171,574	$2,310,662
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates:
Series 2005-AR1, Cl. 1A1, 2.608%, 2/1/35[5]	5,256,862	5,225,207
Series 2011-C3, Cl. XA, 8.956%, 3/1/44[3]	14,627,760	1,221,367
		53,808,582
Multifamily—0.1%
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A2, 2.798%, 9/1/35[5]	1,551,601	1,442,580
Residential—1.7%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.196%, 5/25/34[5]	3,968,328	3,483,380
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	2,847,829	2,984,704
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 1A1, 3.053%, 6/1/47[5]	3,027,014	2,343,075
Countrywide Home Loans, Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 5.315%, 5/1/36[5]	719,388	559,874
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 2.62%, 10/25/36[5]	2,369,230	2,324,325
Merrill Lynch Mortgage Loans, Inc., Mtg. Pass-Through Certificates, Series 2005-A1, Cl. 2A1, 2.613%, 12/25/34[5]	299,498	300,199
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.175%, 1/1/36[5]	691,971	529,434
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	20,256	14,293
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates, Series 2007-HY1, Cl. 4A1, 2.706%, 2/1/37[5]	4,404,925	3,448,360
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	935,559	997,174
		16,984,818

Total Mortgage-Backed Obligations (Cost $735,942,920)		765,753,591
U.S. Government Obligations—48.0%
Federal Home Loan Mortgage Corp. Nts.:
0.50%, 4/17/15	65,551,000	65,841,325
1%, 7/28/17	18,495,000	18,759,497
1.25%, 8/1/19	30,955,000	31,050,837
2.375%, 1/13/22	4,949,000	5,215,761
5.25%, 4/18/16	14,445,000	16,925,741
Federal National Mortgage Assn. Nts.:
0.10%, 10/1/12	9,400,000	9,399,217
0.50%, 9/28/15	60,038,000	60,257,619
0.875%, 8/28/17	46,405,000	46,750,114
4.375%, 10/15/15	12,656,000	14,219,927

OPPENHEIMER U.S. GOVERNMENT TRUST	15

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
U.S. Government Obligations Continued
U.S. Treasury Bills:
0.065%, 10/4/12	$91,000,000	$90,994,620
0.10%, 9/6/12	94,000,000	93,998,790
0.09%, 9/13/12	28,000,000	27,999,133
0.096%, 9/20/12[8]	14,000,000	13,999,058
Total U.S. Government Obligations (Cost $491,029,786)		495,411,639
Short-Term Notes—9.9%
Federal Home Loan Bank:
0.001%, 9/4/12	10,000,000	9,999,999
0.02%, 9/5/12	11,000,000	10,999,878
0.10%, 9/14/12	13,000,000	12,999,531
0.11%, 9/19/12	6,000,000	5,999,685
0.12%, 9/28/12	35,000,000	34,996,981
0.12%, 9/12/12	27,000,000	26,999,010
Total Short-Term Notes (Cost $101,995,084)		101,995,084

	Expiration Date	Strike Price	Contracts	Value
Options Purchased—0.0%
90-Day Euro$ Futures, 12/17/12 Put[9]	12/18/12	$99.500	54	$2,363
90-Day Euro$ Futures, 9/17/12 Put[9]	9/18/12	99.500	76	475
Euro$ 1 yr. MID-CRV Futures, 9/16/13 Put[9]	9/17/12	99.250	54	338
U.S. Treasury Long Bonds Futures, 12/19/12 Put[9]	9/4/12	149.000	5	78
U.S. Treasury Long Bonds Futures, 12/19/12 Put[9]	9/4/12	150.000	143	2,234
U.S. Treasury Long Bonds Futures, 12/19/12 Put[9]	9/10/12	150.000	62	21,313
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Call[9]	9/4/12	133.500	16	3,750
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[9]	9/4/12	131.500	13	203
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[9]	9/4/12	132.000	67	1,047
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[9]	9/4/12	133.000	54	844
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[9]	9/10/12	132.500	55	3,438
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[9]	9/24/12	127.000	103	1,609
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[9]	9/24/12	127.500	5	78
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[9]	9/24/12	131.000	54	2,531
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[9]	9/24/12	131.500	113	8,828
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[9]	9/24/12	132.000	54	6,750
Total Options Purchased (Cost $94,432)				55,879

16	OPPENHEIMER U.S. GOVERNMENT TRUST

	Swaption Expiration Date	Notional Amount	Value
Swaptions Purchased—0.0%
Goldman Sachs Bank USA; Interest Rate Swaption (European); Swap Terms: Paid: 1.945%; Received: Three-Month USD BBA LIBOR; Termination Date: 10/2/19[9] (Cost $35,310)	10/1/12	$2,200,000	$27
Total Investments, at Value (Cost $1,348,776,002)		134.1%	1,382,935,484
Liabilities in Excess of Other Assets		(34.1)	(351,756,306)

Net Assets		100.0%	$1,031,179,178

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $18,731,523 or 1.82% of the Fund’s net assets as of August 31, 2012.

2. Restricted security. The aggregate value of restricted securities as of August 31, 2012 was $15,834,433, which represents 1.54% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
BCAP LLC Trust, Mtg. Pass-Through Certificates, Series 2012-RR6, Cl. 1A5, 2.243%, 11/1/36	6/14/12	$3,912,553	$3,885,561	$(26,992)
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 99.999%, 6/15/24	4/21/97-6/21/97	836,585	248,031	(588,554)
Citigroup Mortgage Loan Trust, Inc. 2012-8, Mtg. Pass-Through Certificates, Series 2012-8, Cl. 1A1, 2.647%, 10/1/35	8/1/12	4,806,900	4,812,931	6,031
FDIC Trust, Commerical Mtg. Pass-Through Certificates, Series 2012-C1, Cl. A, 0.841%, 5/1/35	5/10/12	6,283,725	6,296,983	13,258
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-4/14/11	589,873	590,927	1,054

		$16,429,636	$15,834,433	$(595,203)

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $29,832,900 or 2.89% of the Fund’s net assets as of August 31, 2012.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after August 31, 2012. See Note 1 of the accompanying Notes.

5. Represents the current interest rate for a variable or increasing rate security.

6. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The

OPPENHEIMER U.S. GOVERNMENT TRUST	17

STATEMENT OF INVESTMENTS    Continued

price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $218,741 or 0.02% of the Fund’s net assets as of August 31, 2012.

8. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $2,924,889. See Note 6 of the accompanying Notes.

9. Non-income producing security.

Futures Contracts as of August 31, 2012 are as follows:
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bonds, 20 yr.	Buy	21	12/19/12	$3,179,531	$ 38,141
U.S. Treasury Long Bonds, 20 yr.	Sell	7	12/19/12	1,059,844	(2,633)
U.S. Treasury Nts., 2 yr.	Sell	928	12/31/12	204,696,501	(160,108)
U.S. Treasury Nts., 5 yr.	Sell	242	12/31/12	30,168,703	(168,804)
U.S. Treasury Nts., 10 yr.	Sell	97	12/19/12	12,970,719	(33,443)
U.S. Treasury Nts., 10 yr.	Buy	286	12/19/12	38,243,563	303,298
U.S. Treasury Ultra Bonds	Buy	495	12/19/12	83,655,000	1,917,158

					$1,893,609

Written Options as of August 31, 2012 are as follows:
Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation
U.S. Treasury Nts., 10 yr. Futures, 12/19/12	Put	4	$131.000	9/4/12	$118	$(63)	$55
U.S. Treasury Nts., 10 yr. Futures, 12/19/12	Put	272	128.000	9/24/12	7,125	(4,250)	2,875
U.S. Treasury Nts., 10 yr. Futures, 12/19/12	Put	120	128.500	9/24/12	2,225	(1,875)	350
U.S. Treasury Nts., 10 yr. Futures, 12/19/12	Put	111	129.000	9/24/12	3,316	(1,734)	1,582
U.S. Treasury Nts., 10 yr. Futures, 12/19/12	Put	67	130.000	9/24/12	2,001	(1,047)	954
U.S. Treasury Nts., 10 yr. Futures, 12/19/12	Put	108	131.500	9/10/12	4,832	(1,688)	3,144
U.S. Treasury Nts., 10 yr. Futures, 12/19/12	Put	108	130.500	9/24/12	4,913	(3,375)	1,538
U.S. Treasury Long Bonds Futures, 12/19/12	Put	125	148.000	9/10/12	10,216	(9,766)	450

					$34,746	$(23,798)	$10,948

18	OPPENHEIMER U.S. GOVERNMENT TRUST

As of August 31, 2012, the Fund had entered into the following written swaption contracts:
Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)	Expiration Date	Premium Received	Value	Unrealized Appreciation
Three-Month USD BBA LIBOR
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.115%; Termination Date: 10/2/15	Interest Rate Pay Floating	$6,470	10/1/12	$23,454	$—	$23,454

Abbreviation/Definition is as follows:
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate

See accompanying Notes to Financial Statements.

OPPENHEIMER U.S. GOVERNMENT TRUST	19

STATEMENT OF ASSETS AND LIABILITIES    August 31, 2012

Assets
Investments, at value (cost $1,348,776,002)—see accompanying statement of investments	$1,382,935,484
Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	34,356,176
Dividends and principal paydowns	2,530,483
Shares of beneficial interest sold	1,576,071
Futures margins	996,056
Other	110,022
Total assets	1,422,504,292
Liabilities
Bank overdraft	118,496
Appreciated options written, at value (premiums received $34,746)	23,798
Appreciated swaptions written, at value (premiums received $23,454)	—
Payables and other liabilities:
Investments purchased (including $388,821,357 purchased on a when-issued or delayed delivery basis)	388,857,735
Shares of beneficial interest redeemed	1,411,862
Futures margins	230,355
Trustees’ compensation	216,899
Distribution and service plan fees	215,130
Transfer and shareholder servicing agent fees	146,990
Shareholder communications	60,430
Other	43,419
Total liabilities	391,325,114
Net Assets	$1,031,179,178
Composition of Net Assets
Par value of shares of beneficial interest	$104,602
Additional paid-in capital	965,766,504
Accumulated net investment income	4,776,618
Accumulated net realized gain on investments	24,443,961
Net unrealized appreciation on investments	36,087,493
Net Assets	$1,031,179,178

20	OPPENHEIMER U.S. GOVERNMENT TRUST

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $754,343,563 and 76,499,234 shares of beneficial interest outstanding)	$9.86
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.35
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $54,057,450 and 5,489,322 shares of beneficial interest outstanding)	$9.85
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $161,528,053 and 16,407,254 shares of beneficial interest outstanding)	$9.84
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $44,487,731 and 4,511,980 shares of beneficial interest outstanding)	$9.86
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $16,762,381 and 1,693,994 shares of beneficial interest outstanding)	$9.90

See accompanying Notes to Financial Statements.

OPPENHEIMER U.S. GOVERNMENT TRUST	21

STATEMENT OF OPERATIONS    For the Year Ended August 31, 2012

Investment Income
Interest	$25,482,944
Fee income on when-issued securities	6,133,158
Other income	19,195
Total investment income	31,635,297
Expenses
Management fees	5,562,353
Distribution and service plan fees:
Class A	1,744,499
Class B	554,051
Class C	1,551,394
Class N	214,650
Transfer and shareholder servicing agent fees:
Class A	1,164,817
Class B	183,620
Class C	277,290
Class N	105,420
Class Y	15,696
Shareholder communications:
Class A	118,458
Class B	13,123
Class C	26,854
Class N	8,596
Class Y	2,908
Trustees’ compensation	28,657
Custodian fees and expenses	8,771
Administration service fees	1,500
Other	78,294
Total expenses	11,660,951
Less waivers and reimbursements of expenses	(1,029,254)
Net expenses	10,631,697
Net Investment Income	21,003,600

22	OPPENHEIMER U.S. GOVERNMENT TRUST

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies (including premiums on options exercised)	$14,340,353
Closing and expiration of option contracts written	824,942
Closing and expiration of futures contracts	15,368,310
Net realized gain	30,533,605
Net change in unrealized appreciation/depreciation on:
Investments	(459,972)
Futures contracts	2,440,731
Option contracts written	10,948
Swaption contracts written	23,454
Net change in unrealized appreciation/depreciation	2,015,161
Net Increase in Net Assets Resulting from Operations	$53,552,366

See accompanying Notes to Financial Statements.

OPPENHEIMER U.S. GOVERNMENT TRUST	23

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended August 31,	2012	2011
Operations
Net investment income	$21,003,600	$31,932,381
Net realized gain	30,533,605	17,401,544
Net change in unrealized appreciation/depreciation	2,015,161	(15,749,671)
Net increase in net assets resulting from operations	53,552,366	33,584,254
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(16,439,582)	(24,176,351)
Class B	(852,759)	(1,742,456)
Class C	(2,367,467)	(4,050,443)
Class N	(904,244)	(1,459,282)
Class Y	(439,548)	(503,849)
	(21,003,600)	(31,932,381)
Distributions from net realized gain:
Class A	(7,801,334)	(2,075,294)
Class B	(610,058)	(201,639)
Class C	(1,683,231)	(452,577)
Class N	(470,053)	(135,941)
Class Y	(193,052)	(27,490)
	(10,757,728)	(2,892,941)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	72,277,182	(79,435,545)
Class B	(2,200,733)	(14,774,918)
Class C	16,611,652	(18,147,229)
Class N	617,176	(5,611,596)
Class Y	4,592,329	(23,357,509)
	91,897,606	(141,326,797)
Net Assets
Total increase (decrease)	113,688,644	(142,567,865)
Beginning of period	917,490,534	1,060,058,399
End of period (including accumulated net investment income of $4,776,618 and $2,445,540, respectively)	$1,031,179,178	$917,490,534

See accompanying Notes to Financial Statements.

24	OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS

Class A Year Ended August 31,	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$9.64	$9.61	$9.01	$9.32	$9.40
Income (loss) from investment operations:
Net investment income[1]	.22	.34	.43	.48	.47
Net realized and unrealized gain (loss)	.32	.06	.60	(.31)	(.08)
Total from investment operations	.54	.40	1.03	.17	.39
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.22)	(.34)	(.43)	—	(.34)
Distributions from net realized gain	(.10)	(.03)	—	—	—
Tax return of capital distribution	—	—	—	(.48)	(.13)
Total dividends and/or distributions to shareholders	(.32)	(.37)	(.43)	(.48)	(.47)
Net asset value, end of period	$9.86	$9.64	$9.61	$9.01	$9.32
Total Return, at Net Asset Value[2]	5.77%	4.32%	11.75%	2.04%	4.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$754,344	$666,222	$746,068	$648,096	$694,682
Average net assets (in thousands)	$724,262	$672,108	$665,818	$697,010	$682,529
Ratios to average net assets:[3]
Net investment income	2.27%	3.60%	4.66%	5.41%	4.95%
Total expenses	0.99%	1.00%[4]	1.02%[4]	1.02%[4]	1.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Portfolio turnover rate[5]	143%	57%	56%	109%	56%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	1.00%
Year Ended August 31, 2010	1.02%
Year Ended August 31, 2009	1.02%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 31, 2012	$4,076,812,506	$3,925,961,964
Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075
Year Ended August 31, 2010	$2,497,213,099	$2,598,100,426
Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098
Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184

See accompanying Notes to Financial Statements.

OPPENHEIMER U.S. GOVERNMENT TRUST	25

FINANCIAL HIGHLIGHTS    Continued

Class B Year Ended August 31,	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$9.63	$9.60	$8.99	$9.31	$9.39
Income (loss) from investment operations:
Net investment income[1]	.15	.27	.36	.41	.40
Net realized and unrealized gain (loss)	.32	.06	.61	(.32)	(.08)
Total from investment operations	.47	.33	.97	.09	.32
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.15)	(.27)	(.36)	—	(.29)
Distributions from net realized gain	(.10)	(.03)	—	—	—
Tax return of capital distribution	—	—	—	(.41)	(.11)
Total dividends and/or distributions to shareholders	(.25)	(.30)	(.36)	(.41)	(.40)
Net asset value, end of period	$9.85	$9.63	$9.60	$8.99	$9.31
Total Return, at Net Asset Value[2]	4.98%	3.55%	11.05%	1.17%	3.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,057	$55,064	$70,046	$74,066	$94,415
Average net assets (in thousands)	$55,554	$61,028	$68,025	$84,223	$108,995
Ratios to average net assets:[3]
Net investment income	1.54%	2.86%	3.95%	4.65%	4.19%
Total expenses	1.92%	1.95%[4]	2.00%[4]	1.97%[4]	1.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.65%	1.65%	1.65%	1.65%
Portfolio turnover rate[5]	143%	57%	56%	109%	56%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	1.95%
Year Ended August 31, 2010	2.00%
Year Ended August 31, 2009	1.97%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 31, 2012	$4,076,812,506	$3,925,961,964
Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075
Year Ended August 31, 2010	$2,497,213,099	$2,598,100,426
Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098
Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184

See accompanying Notes to Financial Statements.

26	OPPENHEIMER U.S. GOVERNMENT TRUST

Class C Year Ended August 31,	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$9.63	$9.60	$8.99	$9.30	$9.38
Income (loss) from investment operations:
Net investment income[1]	.15	.27	.36	.41	.40
Net realized and unrealized gain (loss)	.31	.06	.61	(.31)	(.09)
Total from investment operations	.46	.33	.97	.10	.31
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.15)	(.27)	(.36)	—	(.28)
Distributions from net realized gain	(.10)	(.03)	—	—	—
Tax return of capital distribution	—	—	—	(.41)	(.11)
Total dividends and/or distributions to shareholders	(.25)	(.30)	(.36)	(.41)	(.39)
Net asset value, end of period	$9.84	$9.63	$9.60	$8.99	$9.30
Total Return, at Net Asset Value[2]	4.87%	3.55%	11.05%	1.28%	3.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$161,528	$141,529	$159,924	$129,835	$125,320
Average net assets (in thousands)	$155,641	$142,267	$136,902	$147,799	$120,688
Ratios to average net assets:[3]
Net investment income	1.52%	2.85%	3.89%	4.67%	4.20%
Total expenses	1.76%	1.79%[4]	1.81%[4]	1.80%[4]	1.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.65%	1.65%	1.65%	1.65%
Portfolio turnover rate[5]	143%	57%	56%	109%	56%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	1.79%
Year Ended August 31, 2010	1.81%
Year Ended August 31, 2009	1.80%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 31, 2012	$4,076,812,506	$3,925,961,964
Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075
Year Ended August 31, 2010	$2,497,213,099	$2,598,100,426
Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098
Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184

See accompanying Notes to Financial Statements.

OPPENHEIMER U.S. GOVERNMENT TRUST	27

FINANCIAL HIGHLIGHTS    Continued

Class N Year Ended August 31,	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$9.64	$9.61	$9.01	$9.32	$9.40
Income (loss) from investment operations:
Net investment income[1]	.20	.32	.41	.45	.45
Net realized and unrealized gain (loss)	.32	.06	.60	(.30)	(.09)
Total from investment operations	.52	.38	1.01	.15	.36
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.20)	(.32)	(.41)	—	(.32)
Distributions from net realized gain	(.10)	(.03)	—	—	—
Tax return of capital distribution	—	—	—	(.46)	(.12)
Total dividends and/or distributions to shareholders	(.30)	(.35)	(.41)	(.46)	(.44)
Net asset value, end of period	$9.86	$9.64	$9.61	$9.01	$9.32
Total Return, at Net Asset Value[2]	5.50%	4.06%	11.47%	1.79%	3.87%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,488	$42,871	$48,461	$41,287	$50,126
Average net assets (in thousands)	$44,693	$43,606	$43,197	$44,941	$47,832
Ratios to average net assets:[3]
Net investment income	2.02%	3.35%	4.41%	5.15%	4.70%
Total expenses	1.30%	1.36%[4]	1.45%[4]	1.48%[4]	1.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Portfolio turnover rate[5]	143%	57%	56%	109%	56%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	1.36%
Year Ended August 31, 2010	1.45%
Year Ended August 31, 2009	1.48%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 31, 2012	$4,076,812,506	$3,925,961,964
Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075
Year Ended August 31, 2010	$2,497,213,099	$2,598,100,426
Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098
Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184

See accompanying Notes to Financial Statements.

28	OPPENHEIMER U.S. GOVERNMENT TRUST

Class Y Year Ended August 31,	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$9.68	$9.65	$9.04	$9.35	$9.43
Income (loss) from investment operations:
Net investment income[1]	.24	.35	.48	.50	.49
Net realized and unrealized gain (loss)	.33	.08	.59	(.31)	(.08)
Total from investment operations	.57	.43	1.07	.19	.41
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.25)	(.37)	(.46)	—	(.35)
Distributions from net realized gain	(.10)	(.03)	—	—	—
Tax return of capital distribution	—	—	—	(.50)	(.14)
Total dividends and/or distributions to shareholders	(.35)	(.40)	(.46)	(.50)	(.49)
Net asset value, end of period	$9.90	$9.68	$9.65	$9.04	$9.35
Total Return, at Net Asset Value[2]	6.02%	4.60%	12.21%	2.30%	4.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,762	$11,805	$35,559	$143,552	$326,704
Average net assets (in thousands)	$17,648	$13,636	$122,075	$253,331	$276,906
Ratios to average net assets:[3]
Net investment income	2.49%	3.69%	5.19%	5.61%	5.20%
Total expenses	0.67%	0.89%[4]	0.59%[4]	0.67%[4]	0.65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.65%	0.65%	0.59%	0.65%	0.64%
Portfolio turnover rate[5]	143%	57%	56%	109%	56%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	0.89%
Year Ended August 31, 2010	0.59%
Year Ended August 31, 2009	0.67%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 31, 2012	$4,076,812,506	$3,925,961,964
Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075
Year Ended August 31, 2010	$2,497,213,099	$2,598,100,426
Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098
Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184

See accompanying Notes to Financial Statements.

OPPENHEIMER U.S. GOVERNMENT TRUST	29

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer U.S. Government Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek high current income consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Class A, Class C, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

30	OPPENHEIMER U.S. GOVERNMENT TRUST

As of August 31, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$388,821,357
Sold securities	34,356,176

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

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NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$22,640,319	$8,700,632	$—	$34,181,323

1. During the fiscal year ended August 31, 2012, the Fund did not utilize any capital loss carryforward.

2. During the fiscal year ended August 31, 2011, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for August 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[3]
$4,521,220	$2,331,078	$6,852,298

3. $4,521,220, including $1,505,548 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended August 31, 2012 and August 31, 2011 was as follows:

	Year Ended August 31, 2012	Year Ended August 31, 2011
Distributions paid from:
Ordinary income	$21,003,617	$33,671,535
Long-term capital gain	10,757,711	1,153,787

Total	$31,761,328	$34,825,322

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,348,816,167
Federal tax cost of other investments	(123,903,477)

Total federal tax cost	$1,224,912,690

Gross unrealized appreciation	$40,201,742
Gross unrealized depreciation	(6,020,419)

Net unrealized appreciation	$34,181,323

32	OPPENHEIMER U.S. GOVERNMENT TRUST

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended August 31, 2012, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$13,690
Payments Made to Retired Trustees	14,618
Accumulated Liability as of August 31, 2012	109,333

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a

OPPENHEIMER U.S. GOVERNMENT TRUST	33

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time

34	OPPENHEIMER U.S. GOVERNMENT TRUST

when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

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NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

36	OPPENHEIMER U.S. GOVERNMENT TRUST

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of August 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$ —	$ 19,719,264	$—	$ 19,719,264
Mortgage-Backed Obligations	—	765,753,591	—	765,753,591
U.S. Government Obligations	—	495,411,639	—	495,411,639
Short-Term Notes	—	101,995,084	—	101,995,084
Options Purchased	55,879	—	—	55,879
Swaptions Purchased	—	27	—	27

Total Investments, at Value	$55,879	$1,382,879,605	$—	$1,382,935,484
Other Financial Instruments:
Futures margins	$996,056	$—	$—	$996,056

Total Assets	$1,051,935	$1,382,879,605	$—	$1,383,931,540

Liabilities Table
Other Financial Instruments:
Futures margins	$(230,355)	$—	$—	$(230,355)
Appreciated options written, at value	(23,798)	—	—	(23,798)
Appreciated swaptions written, at value	—	—	—	—

Total Liabilities	$(254,153)	$—	$—	$(254,153)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement

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NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2012		Year Ended August 31, 2011
	Shares	Amount	Shares	Amount
Class A
Sold	29,617,558	$287,295,240	19,891,334	$188,989,487
Dividends and/or distributions reinvested	2,303,189	22,290,823	2,424,568	22,905,078
Redeemed	(24,500,638)	(237,308,881)	(30,834,239)	(291,330,110)

Net increase (decrease)	7,420,109	$72,277,182	(8,518,337)	$(79,435,545)

Class B
Sold	1,835,412	$17,762,895	1,667,916	$15,844,014
Dividends and/or distributions reinvested	139,505	1,346,794	183,002	1,725,300
Redeemed	(2,202,584)	(21,310,422)	(3,429,132)	(32,344,232)

Net decrease	(227,667)	$(2,200,733)	(1,578,214)	$(14,774,918)

Class C
Sold	6,207,259	$60,120,334	4,488,009	$42,647,963
Dividends and/or distributions reinvested	376,981	3,637,889	406,307	3,830,397
Redeemed	(4,875,228)	(47,146,571)	(6,856,481)	(64,625,589)

Net increase (decrease)	1,709,012	$16,611,652	(1,962,165)	$(18,147,229)

Class N
Sold	1,382,849	$13,407,031	1,404,716	$13,310,505
Dividends and/or distributions reinvested	130,468	1,262,329	151,757	1,432,559
Redeemed	(1,446,912)	(14,052,184)	(2,151,691)	(20,354,660)

Net increase (decrease)	66,405	$617,176	(595,218)	$(5,611,596)

Class Y
Sold	3,075,343	$29,942,879	1,292,905	$12,279,301
Dividends and/or distributions reinvested	52,982	514,734	48,752	463,962
Redeemed	(2,654,251)	(25,865,284)	(3,807,829)	(36,100,772)

Net increase (decrease)	474,074	$4,592,329	(2,466,172)	$(23,357,509)

38	OPPENHEIMER U.S. GOVERNMENT TRUST

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$892,352,241	$852,431,367
U.S. government and government agency obligations	697,299,536	623,497,019
To Be Announced (TBA) mortgage-related securities	4,076,812,506	3,925,961,964

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $300 million	0.600%
Next $100 million	0.570
Next $400 million	0.550
Next $1.2 billion	0.500
Over $2 billion	0.475

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2012, the Fund paid $1,741,557 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor

OPPENHEIMER U.S. GOVERNMENT TRUST	39

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2012 were as follows:

Class B	$6,214,543
Class C	4,542,914
Class N	1,141,850

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
August 31, 2012	$302,005	$1,441	$118,646	$19,537	$1,640

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the “Total expenses” for all share classes so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, as a percentage of average annual net assets, will not exceed the following annual rates: 0.90% for Class A shares; 1.65% for Class B and Class C shares, respectively; 1.15% for Class N shares and 0.65% for Class Y shares. During the year ended August 31, 2012, the Manager waived fees and/or reimbursed the Fund $631,980, $150,312, $173,514, $69,098 and $4,350 for Class A, Class B, Class C, Class N and Class Y shares, respectively.

40	OPPENHEIMER U.S. GOVERNMENT TRUST

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class; this limit also applied to Class A shares prior to November 1, 2011. Effective November 1, 2011, OFS has voluntarily agreed to limit its fees for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

OPPENHEIMER U.S. GOVERNMENT TRUST	41

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of August 31, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $27, which represents gross payments to be

42	OPPENHEIMER U.S. GOVERNMENT TRUST

received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $27 as of August 31, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of August 31, 2012 the Fund has not required certain counterparties to post collateral.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Valuations of derivative instruments as of August 31, 2012 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Interest rate contracts	Futures margins	$996,056	*	Futures margins	$230,355	*
				Appreciated options written, at value	23,798
				Appreciated swaptions written, at value	—
Interest rate contracts	Investments, at value	55,906	**

		$1,051,962			$254,153

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

OPPENHEIMER U.S. GOVERNMENT TRUST	43

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Total
Interest rate contracts	$(1,127,082)	$824,942	$15,368,310	$15,066,170

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Swaption contracts written	Futures contracts	Total
Interest rate contracts	$(73,836)	$10,948	$23,454	$2,440,731	$2,401,297

*Includes purchased option contracts and purchased swaption contracts, if any.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

44	OPPENHEIMER U.S. GOVERNMENT TRUST

During the year ended August 31, 2012, the Fund had an ending monthly average market value of $165,979,177 and $209,311,912 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended August 31, 2012, the Fund had an ending monthly average market value of $11,189 and $45,613 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

OPPENHEIMER U.S. GOVERNMENT TRUST	45

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the year ended August 31, 2012, the Fund had ending monthly average market values of $8,575 and $27,908 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the year ended August 31, 2012 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of August 31, 2011	—	$—	—	$—
Options written	3,766	395,466	14,587	1,274,677
Options closed or expired	(3,766)	(395,466)	(13,665)	(1,235,408)
Options exercised	—	—	(7)	(4,523)

Options outstanding as of August 31, 2012	—	$—	915	$34,746

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities and the Statement of Operations. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised.

46	OPPENHEIMER U.S. GOVERNMENT TRUST

However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

During the year ended August 31, 2012, the Fund had an ending monthly average market value of $4,792 and $2,774 on purchased and written swaptions, respectively.

Written swaption activity for the year ended August 31, 2012 was as follows:

	Call Swaptions
	Number of Contracts	Amount of Premiums
Swaptions outstanding as of
August 31, 2011	—	$—
Swaptions written	6,470,000	23,454

Swaptions outstanding as of
August 31, 2012	6,470,000	$23,454

7. Restricted Securities

As of August 31, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages,

OPPENHEIMER U.S. GOVERNMENT TRUST	47

NOTES TO FINANCIAL STATEMENTS    Continued

8. Pending Litigation Continued

equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2012, the court granted appellees’ motion to dismiss the appeal. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s

48	OPPENHEIMER U.S. GOVERNMENT TRUST

affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER U.S. GOVERNMENT TRUST	49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer U.S. Government Trust:

We have audited the accompanying statement of assets and liabilities of Oppenheimer U.S. Government Trust, including the statement of investments, as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer U.S. Government Trust as of August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

October 16, 2012

50	OPPENHEIMER U.S. GOVERNMENT TRUST

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011.

Capital gain distributions of $0.10289 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 29, 2011. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

None of the dividends paid by the Fund during the fiscal year ended August 31, 2012 are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the fiscal year ended August 31, 2012 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2012, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended August 31, 2012, the maximum amount allowable but not less than $23,333,223 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend and the maximum amount allowable but not less than $20,443,406 of the short-term capital gain distribution to be paid by the Fund qualifies as a short-term capital gain dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

OPPENHEIMER U.S. GOVERNMENT TRUST	51

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

52	OPPENHEIMER U.S. GOVERNMENT TRUST

TRUSTEES AND OFFICERS BIOS

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 69	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 72	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005,

OPPENHEIMER U.S. GOVERNMENT TRUST	53

TRUSTEES AND OFFICERS BIOS    Continued

David K. Downes, Continued	during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Age: 71	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 1999) Age: 73	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Age: 69	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Age: 60	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 58

54	OPPENHEIMER U.S. GOVERNMENT TRUST

Joel W. Motley, Continued	portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 66	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 71	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 64	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER U.S. GOVERNMENT TRUST	55

TRUSTEES AND OFFICERS BIOS    Continued

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Strzalkowski, Glavin, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2009) Age: 52	Director of Fixed Income (since October 2010), Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of 22 portfolios in the OppenheimerFunds complex.

Peter A. Strzalkowski, Vice President (since 2009) Age: 47	Vice President of the Manager (since August 2007), CFA and a member of the Manager’s Investment Grade Fixed Income Team (since April 2009). Prior to joining the Manager, Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007); a Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005); a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003); a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 54	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 95 portfolios as an officer in the OppenheimerFunds complex.

56	OPPENHEIMER U.S. GOVERNMENT TRUST

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-January 2012); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 95 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 95 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 95 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (June 2003-January 2012); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 95 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

OPPENHEIMER U.S. GOVERNMENT TRUST	57

OPPENHEIMER U.S. GOVERNMENT TRUST

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

©2012 OppenheimerFunds, Inc. All rights reserved.

58	OPPENHEIMER U.S. GOVERNMENT TRUST

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

OPPENHEIMER U.S. GOVERNMENT TRUST	59

PRIVACY POLICY NOTICE

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

60	OPPENHEIMER U.S. GOVERNMENT TRUST

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RA0220.001.0812 October 19, 2012

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $34,800 in fiscal 2012 and $34,100 in fiscal 2011.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $408,556 in fiscal 2012 and $159,500 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, and surprise exams

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,800 in fiscal 2012 and $1,075 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $317,764 in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $730,120 in fiscal 2012 and $160,575 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Exhibit attached hereto.

(2)	Exhibits attached hereto.

(3)	Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer U.S. Government Trust

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 10/8/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 10/8/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 10/8/2012